UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

Check the appropriate box:

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AMBICOM HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Peter Campitiello

Kane Kessler, P.C.

1350 Avenue of the Americas

New York, New York 10019

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AMBICOM HOLDINGS, INC.

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF STOCKHOLDERS

September 3, 2015

Dear AmbiCom Holdings, Inc. Stockholders:

This Information Statement is furnished by the Board of Directors (the “Board”) of AmbiCom Holdings, Inc., a Nevada corporation (the “Company”), to holders of record (the “Stockholders”) of the Company’s common stock, $0.008 par value per share (the “Common Stock), pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform our Stockholders that, on August 4, 2015, the Board and holders of a majority of the outstanding capital stock of the Company entitled to vote (the “Consenting Stockholders”) have authorized and approved an amendment to the Articles of Incorporation (the “Amendment”) of the Company increasing the amount of authorized shares of Common Stock from Two Hundred Million (200,000,000) to Three Hundred Million (300,000,000) shares of Common Stock. A copy of the Amendment is attached as Annex A to this Information Statement.

On June 8, 2015, the Company had previously increased the amount of authorized shares of Common Stock from One Hundred Fifty Million (150,000,000) to Two Hundred Million (200,000,000) shares of Common Stock. The Board and the Consenting Stockholders believe that it is in the best interest of the Company to further increase the amount of authorized shares of Common Stock as described in this Information Statement in order to meet the Company’s business needs.

This corporate action was approved by written consent on August 4, 2015 by our Board and the Consenting Stockholders, in accordance with Sections 78.315 and 78.320 of the Nevada Revised Statutes (“NRS”). Our Board and the Consenting Stockholders have approved the Amendment after carefully considering the amendment and concluding that this corporate action was in the best interest of our Company and our shareholders.

The approval of the Amendment will not become effective until at least 20 calendar days after the initial mailing of this Information Statement (the “Effective Date”).

No action is required by you. The accompanying Information Statement is furnished to inform our Stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act. This Information Statement is being first mailed to you on or about September 3, 2015.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE AMENDMENT TO INCREASE AUTHORIZED CAPITAL. THE NUMBER OF VOTES HELD BY THE STOCKHOLDERS EXECUTING THE WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THIS MATTER UNDER APPLICABLE LAW AND THE COMPANY’S CHARTER, SO NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS.

By Order of the Board of Directors

/s/ John Hwang
John Hwang
Chief Executive Officer and Director

AMBICOM HOLDINGS, INC.
500 Alder Drive

Milpitas, CA 95035

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C PROMULGATED THEREUNDER

INTRODUCTORY STATEMENT

AmbiCom Holdings, Inc. (the “Company”) is a Nevada corporation with principal executive offices located at 400 Alder Drive, Milpitas, CA 95035. Our telephone number is (408) 321-0822. On August 4, 2015, the Company’s Board of Directors (the “Board”), after careful consideration, deemed advisable and approved and adopted an amendment to our Articles of Incorporation (the “Amendment”) increasing the number of authorized shares of Common Stock from Two Hundred Million (200,000,000) to Three Hundred Million (300,000,000) shares of Common Stock. This Information Statement is being sent to holders of record (the “Stockholders”) of the Company’s Common Stock as of August 10, 2015 (the “Record Date”), by the Board to notify them about actions that the holders of at least a majority of the outstanding capital stock of the Company (the “Consenting Stockholders”) entitled to vote on the Amendment (the “Required Vote”), have taken by written consent, in lieu of a special meeting of the Stockholders. The Required Vote was obtained on August 4, 2015 in accordance with the relevant sections of the Nevada Revised Statutes (“NRS”) and our Articles of Incorporation and By-laws (the “Charter”).

On June 8, 2015, the Company had previously increased the amount of authorized shares of Common Stock from One Hundred Fifty Million (150,000,000) to Two Hundred Million (200,000,000) shares of Common Stock. The Board and the Consenting Stockholders believe that it is in the best interest of the Company to further increase the amount of authorized shares of Common Stock as described in this Information Statement in order to meet the Company’s business needs.

Section 78.320 of the NRS generally provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the above actions as early as possible in order to accomplish the purposes of the Company as herein described, the Board consented to the utilization of, and did in fact obtain, the written consent of the Consenting Stockholders who collectively own shares representing a majority of our Common Stock.

We are not asking you for a proxy and you are requested not to send us a proxy.

Copies of this Information Statement are expected to be mailed on or about September 3, 2015, to the holders of record on the Record Date of our outstanding shares. The matters that are subject to approval of the Stockholders will not be completed until at least 20 calendar days after the initial mailing of this Information Statement. This Information Statement is being delivered only to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our capital stock held of record and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

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Dissenting Stockholders

Under Nevada Law, our dissenting Stockholders are not entitled to appraisal rights with respect to the approval of the Amendment, and we will not independently provide our stockholders with any such right.

Information Statement Costs

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE EQUITY INCENTIVE PLAN. THE NUMBER OF VOTES HELD BY THE STOCKHOLDERS EXECUTING THE CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR SUCH MATTER UNDER APPLICABLE LAW AND THE COMPANY’S CHARTER, SO NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THIS ACTION.

FORWARD-LOOKING STATEMENTS

Certain statements included in this Information Statement regarding the Company are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this Information Statement will in fact occur. We are not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

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QUESTIONS AND ANSWERS ABOUT THE

AUTHORIZED INCREASE

Q.           Why did I receive this Information Statement?

A.           Applicable laws require us to provide you information regarding the Amendment even though your vote is neither required nor requested for the Amendment to become effective.

Q.           What will I receive if the Amendment is completed?

A.           Nothing.

Q.           When do you expect the Amendment to become effective?

A.           We expect the Amendment to become effective at least 20 days after this Information Statement has been sent to you.

Q.           Why am I not being asked to vote?

A.          The holders of a majority of the issued and outstanding shares of the Company’s voting stock have already approved the Amendment pursuant to a written consent in lieu of a meeting.  Such approval, together with the approval of the Company's Board of Directors, is sufficient under Nevada law, and no further approval by our shareholders is required.

Q.           What do I need to do now?

A.           Nothing.  This Information Statement is purely for your information and does not require or request you to do anything.

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APPROVAL OF THE AMENDMENT TO

THE COMPANY’S ARTICLES OF INCORPORATION

General Information

As of the date hereof, pursuant to our Articles of Incorporation, we are authorized to issue up to Two Hundred Million (200,000,000) shares of Common Stock. We propose to increase our authorized shares of Common Stock from Two Hundred Million (200,000,000) to Three Hundred Million (300,000,000) shares of Common Stock.

The Consenting Stockholders representing a majority of the Company’s outstanding voting stock have given their written consent to increase the authorized number of shares of Common Stock. Under the NRS, the consent of the holders of a majority of the voting power is effective as stockholders’ approval. We have filed the Amendment with the Nevada Secretary of State in order to increase the number of authorized shares of Common Stock to Three Hundred Million (300,000,000) shares of Common Stock, and such Amendment shall not be effective earlier than Twenty (20) calendar days from the date of the initial meeting of this Information Statement. A copy of the form Amendment is attached hereto as Annex A.

On June 8, 2015, the Company had previously increased the amount of authorized shares of Common Stock from One Hundred Fifty Million (150,000,000) to Two Hundred Million (200,000,000) shares of Common Stock. The Board and the Consenting Stockholders believe that it is in the best interest of the Company to further increase the amount of authorized shares of Common Stock as described in this Information Statement in order to meet the Company’s business needs.

The Amendment will not result in any changes to the issued and outstanding shares of Common Stock of the Company and will only affect the number of shares that may be issued by the Company in the future.

Reasons for the Amendment

The primary purpose of this amendment to increase the number of authorized shares of Common Stock is to make available for future issuance by us additional shares of Common Stock and to have a sufficient number of authorized and unissued shares of Common Stock to maintain flexibility in our corporate strategy and planning. We believe that it is in the best interests of our Company and its stockholders to have additional authorized but unissued shares available for issuance to meet business needs as they arise. The Board believes that the availability of additional shares will provide our Company with the flexibility to issue Common Stock for possible future financings, stock dividends or distributions, acquisitions, stock option plans, and other proper corporate purposes that may be identified in the future by the Board, without the possible expense and delay of a special stockholders’ meeting. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for stockholders who do not purchase additional shares to maintain their pro rata interest in our Company, on such stockholders’ percentage voting power.

The authorized shares of Common Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board may deem advisable, without further action by our stockholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock have no preemptive rights. The availability of additional shares of Common Stock is particularly important in the event that the Board determines to undertake any actions on an expedited basis and thus to avoid the time, expense and delay of seeking stockholder approval in connection with any potential issuance of Common Stock of which we have none contemplated at this time other than as discussed herein.

The Company has no current plans, commitments or arrangements to issue additional shares of Common Stock, other than in contemplation of already existing obligations to do so.

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Security Ownership of Principal Stockholders, Directors, and Officers

The following table summarizes certain information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of outstanding Common Stock as of August 4, 2015 by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of our directors, (iii) each of our named executive officers (as defined in Item 403(a) of Regulation S-K under the Securities Act), and (iv) all executive officers and directors as a group. Except as indicated in the footnotes below, the security and stockholders listed below possess sole voting and investment power with respect to their shares.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Owner	Percent of Class (2)
John Hwang (4)	17,000,000	32.3%
Veloxum Corp. (3)	13,100,437	24,9%
Robert Radoff	412,500	*
All Directors and Executive Officers as a Group (3 persons)	30,512,937	54.5%

* Less than one percent (1%)

(1) "Beneficial Owner" means having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares, underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2) For each shareholder, the calculation of percentage of beneficial ownership is based upon 55,999,118 shares of Common Stock outstanding as of August 4, 2015, and shares of Common Stock subject to options, warrants and/or conversion rights held by the shareholder that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the shareholder holding such options, warrants, or conversion rights. The percentage ownership of any shareholder is determined by assuming that the shareholder has exercised all options, warrants and conversion rights to obtain additional securities and that no other shareholder has exercised such rights.

(3) Does not include 173,286 shares of Common stock held beneficially by family members.

(4) Kevin Cornell, the Registrant’s President, holds voting control over the shares held by Veloxum Corp., but disavows beneficial ownership.

Changes in Control

There are no existing arrangements that may result in a change in control of the Company.

Anti-Takeover Effects of the Proposed Amendment

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. Although the Company has no intent or plan to employ the Amendment as an anti-takeover device, it is possible that management could use the additional shares authorized by the Amendment to resist or frustrate a third-party transaction.  For example, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. This, together with other anti-takeover provisions in our charter documents and provided by Nevada law, could potentially limit the opportunity for the Company’s stockholders to dispose of their stock at a premium.

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The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device or to secure management’s positions within the Company.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We file annual, quarterly, current and other reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at www.sec.gov. You may also read and copy any document we file with the SEC at its public reference room by writing to the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-800-SEC-0330 for further information on the operations of the public reference facilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Information Statement on Schedule 14C to be signed on its behalf by the undersigned duly authorized.

Dated: September 3, 2015

AMBICOM HOLDINGS, INC.

By:	/s/John Hwang
Name: John Hwang
Title: Chief Executive Officer

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ANNEX A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

AMBICOM HOLDINGS, INC.

(Continued)

(b) Preferred Stock. Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the N.R.S. (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a "Preferred Stock Designation"), to establish from time to time one or more classes of Preferred Stock or one or more series of Preferred Stock, by fixing and determining the number of shares to be included in each such class or series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series, is hereby expressly vested in it and shall include, without limiting the generality of the foregoing, determination of the following:

(i) the designation of such class or series, which may be by distinguishing number, letter or title;

(ii) the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii) the amounts payable on, and the preferences, if any, of shares of the series in respect of dividends payable and any other class or classes of capital stock of the Company, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv) dates on which dividends, if any, shall be payable;

(v) whether the shares of such class or series shall be subject to redemption by the Company, and if made subject to redemption, the redemption rights and price or prices, if any, for shares of the class or series;

(vi) the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii) the amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company;

(viii) whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Company or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

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(ix) restrictions on the issuance of shares of the same class or series or of any other class or series; and

(x) whether the holders of the shares of such class or series shall be entitled to vote, as a class, series or otherwise, any and all matters of the corporation to which holders of Common Stock are entitled to vote.

(c) Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. Except as may be provided in these Amended Articles of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

Article V

The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of stock or other securities or property of the Company, rights entitling the holders thereof to purchase from the Company shares of stock or other securities of the Company or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

(a) the initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights;

(b) provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the Company;

(c) provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Company, a change in ownership of the Company's stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Company or any stock of the Company, and provisions restricting the ability of the Company to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Company under such rights;

(d) provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Company the right to exercise such rights and/or cause the rights held by such holder to become void;

(e) provisions that permit the Company to redeem or exchange such rights; and

(f) the appointment of a rights agent with respect to such rights.

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Article vI

(a) Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in these Amended and Restated Articles of Incorporation, to elect additional directors under specified circumstances, the number of directors of the Company shall be fixed by the By-Laws of the Company and may be increased or decreased from time to time in such a manner as may be prescribed by the By-Laws.

(b) Unless and except to the extent that the By-laws of the Company shall so require, the election of directors of the Company need not be by written ballot.

Article vII

The Company may in its By-laws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.

Article vIII

(a) Each person who is or was or had agreed to become a director or officer of the Company, or each such person who is or was serving or who had agreed to serve at the request of the Board of Directors or an officer of the Company as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Company, in accordance with the By-laws of the Company, to the fullest extent permitted from time to time by the N.R.S. as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect.

(b) The Company may, by action of the Board of Directors or through the adoption of By-laws, provide indemnification to employees and agents of the Company, and to persons serving as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Company, with the same scope and effect as the foregoing indemnification of directors and officers. The Company shall be required to indemnify any person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person's claim to indemnification pursuant to the rights granted by these Amended and Restated Articles of Incorporation or otherwise by the Company.

(c) The right to indemnification conferred in this Article VIII shall be a contract right and shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Company within twenty (20) days after the receipt by the Company of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the N.R.S. requires, the payment of such expenses incurred by such a person in his or her capacity as such a director or officer of the Company in advance of the final disposition of a proceeding, shall be made only upon delivery to the Company of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VIII or otherwise.

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(d) Without limiting the generality or the effect of the foregoing, the Company may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VIII.

(e) Neither any amendment or repeal of any Section of this Article VIII, nor the adoption of any provision of these Amended and Restated Articles of Incorporation or the By-laws of the Company inconsistent with this Article VIII, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article VIII existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VIII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VIII, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

Article iX

(a) The liability of the directors of the Company for monetary damages shall be eliminated to the fullest extent permitted by the N.R.S., as now or hereafter in effect. If the N.R.S. is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated to the fullest extent permitted by the N.R.S., as so amended.

(b) Neither any amendment or repeal of any Section of this Article IX, nor the adoption of any provision of these Amended and Restated Articles of Incorporation or the By-laws of the Company inconsistent with this Article IX, shall adversely affect any right or protection of any director established pursuant to this Article IX existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article IX, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article IX, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

Article X

Except as may be expressly provided in these Amended and Restated Articles of Incorporation, the Company reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Amended and Restated Articles of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or thereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Amended and Restated Articles of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article X; provided, however, that any amendment or repeal of Article VIII or Article IX of these Amended and Restated Articles of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal; and provided further that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.

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